Kura Sushi management presentation Exhibit 99.1 Kura Revolving Sushi Bar

Disclaimer This presentation has been prepared for informational purposes only. No money or other consideration is being solicited, and if sent in response, will not be accepted. This presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The Company is not under any obligation to make an offering. It may choose to make an offering to some, but not all, of the people who indicate an interest in investing. Any such offering of securities will only be made by means of a registration statement (including a prospectus) filed with the SEC, after such registration statement becomes effective. No such registration statement has been filed as of the date of this presentation. The information included in any registration statement will be more complete than the information the Company is providing now, and could differ in important ways. This presentation, related video and oral communications made during the course of this presentation may contain forward-looking statements that involve risks and uncertainties. In some cases, you can identify forward-looking statements by terms such as “target,” “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “continue,” “predict,” “potential,” “plan,” “anticipate” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks and uncertainties include but are not limited to: risks related to the COVID-19 outbreak; our ability to successfully maintain increases in our comparable restaurant sales; our ability to successfully execute our growth strategy and open new restaurants that are profitable; our ability to expand in existing and new markets; our projected growth in the number of our restaurants; macroeconomic conditions and other economic factors; our ability to compete with many other restaurants; our reliance on vendors, suppliers and distributors, including our parent company Kura Sushi, Inc.; concerns regarding food safety and foodborne illness; changes in consumer preferences and the level of acceptance of our restaurant concept in new markets; minimum wage increases and mandated employee benefits that could cause a significant increase in our labor costs; the failure of our automated equipment or information technology systems or the breach of our network security; the loss of key members of our management team; the impact of governmental laws and regulations; volatility in the price of our common stock; and other risks and uncertainties as described in our filings with the Securities and Exchange Commission (“SEC”). Given these assumptions, risks and uncertainties, you should not place undue reliance on these forward-looking statements. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. Unless required by United States federal securities laws, we do not intend to update any of these forward-looking statements to reflect circumstances or events that occur after the statement is made. Our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. The market data and certain other statistical information used throughout this presentation are based on independent industry publications, governmental publications, reports by market research firms or other independent sources. Some data are also based on our good faith estimates. Although we believe these third-party sources are reliable, we have not independently verified the information attributed to these third-party sources and cannot guarantee its accuracy and completeness. Similarly, our estimates have not been verified by any independent source. Certain financial measures presented in this presentation, such as Adjusted Net Income (Loss), Adjusted EBITDA, Adjusted EBITDA margin and Restaurant-level Contribution margin, are not recognized under generally accepted accounting principles in the United States (“GAAP”) and are defined in the accompanying Appendix. Such non-GAAP measures are intended as supplemental measures of our performance that are neither required by, nor presented in accordance with, GAAP. We believe that the use of such non-GAAP measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with those of comparable companies, which may present similar non-GAAP financial measures to investors. However, you should be aware that such non-GAAP financial measures are not indicative of overall results for the Company, and Restaurant-level Contribution margin does not accrue directly to the benefit of stockholders because of corporate-level expenses excluded from such measure. Because of these limitations, non-GAAP financial measures should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. See the accompanying Appendix for a reconciliation of non-GAAP measures used in this presentation. Additional financial data and other measures for the company, including Average Unit Volume (AUVs), Comparable restaurant sales growth, Number of restaurant openings and Average check, are defined in the Appendix. By attending or receiving this presentation and viewing the related video, you acknowledge that you will be solely responsible for your own assessment of the market and our market position and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of our business. Kura Revolving Sushi Bar 1

Section 1: company Overview Section 1 Company Overview Section 2 Growth and Near-term Strategy Section 3 Financial Appendix A Definitions Appendix B Reconciliations Kura Revolving Sushi Bar 2

COMPANY overview Kura experience video Kura Revolving Sushi Bar 3

Fiscal Years 2023, 2024 Company overview System footprint and Anticipated New markets GA TX CA IL NJ NV DC WA MI AZ NY FL PA MA MD Legend Existing Market Currently Under Construction Identified Market CO MN NC VA MO OH OR Kura Revolving Sushi Bar 4

Non-GAAP: See Appendix B for Reconciliation COMPANY overview Financial snapshot Historical unit growth financial performance 49 - 51 8 11 14 17 23 25 32 40 49-51 2015A 2016A 2017A 2018A 2019A 2020A 2021A 2022A 2023E (U$$ in thousands) Average Unit Volume Comparable Restaurant Sales Performance Sales Operating Income (Loss) Net Income (Loss) Adjusted Net Income (Loss)(1) Restaurant-Level Operating Profit(1) Restaurant-Level Operating Profit Margin(1) Adjusted EBITIDA(1) Adjusted EBITIDA Margin(1) FY 2019 $3,498 6.2% $64,245 $1,661 $1,456 $1,511, $12,945 $20.1% $5,195 8.1% FY 2022 $3,825 81.9% $141,089 $(754) $(764) $(589) $29,941 $29,941 21.2% $9,155 6.5% FY 22 Q1 n/a 154.3% $29,832 $(1,264) $(1,275) n/a $5,817 19.5% $792 2.7% FY 23 Q1 n/a 6.9% $39,318 $(2,156) $(2,088) n/a $7,160 18.2% $637 1.6% KURA REVOLVING SUSHI BAR 5

Section 2: growth and Near-term strategy Section 1 Company Overview Section 2 Growth and Near-term Strategy Section 3 Financial Appendix A Definitions Appendix B Reconciliations KURA REVOLVING SUSHI BAR 6

GROWTH AND NEAR-TERM STRATEGY

NEW UNIT PIPELINE

ROBUST PIPELINE FOR FISCAL YEARS 23 AND 24

UNDER CONSTRUCTION

- San Jose, CA
- Buford, GA
- Dorchester, MA
- Framingham, MA
- Flushing, NY
- Long Island, NY
- Pittsburgh, PA

EXECUTED LEASES

- Roseville, CA
- Waterford, FL
- Tampa, FL
- Atlanta, GA
- Naperville, IL
- Kansas City, MO
- Scarsdale, NY
- Columbus, OH
- Euless, TX
- Webster, TX

PLANNED MARKETS AND LEASES UNDER NEGOTIATION

- San Diego, CA
- Littleton, CO
- Ft. Lauderdale, FL
- Skokie, IL
- Buckhead, GA
- Cumberland, GA
- Rosedale, MN
- Charlotte, NC
- Cherry Hill, NJ
- Parsippany, NJ
- Lake Grove, NY
- Clackamas, OR
- King of Prussia, PA
- Fort Worth, TX
- Seattle, WA
- Tukwila, WA

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GROWTH AND NEAR-TERM Strategy Leadership team enhancements Panda Express Chinese Kitchen Panera Bread Lunda Grill Mediterranean Kitchen Fast fire’D Blaze Pizza CKE Restaurants FarmerBoys Breakfast, Burgers & More KURA REVOLVING SUSHI BAR 8

GROWTH AND NEAR-TERM Strategy Tableside payment Customer receives receipt Scans receipts, opens webpage has order has order summery Customers can pay with a mobile wallet, gift card, and apply coupons. Or with credit card… and save info for return purchases. KURA REVOLVING SUSHI BAR 9

GROWTH AND NEAR-TERM Strategy RoBOT Servers KURA REVOLVING SUSHI BAR 10

GROWTH AND NEAR-TERM Strategy Recent Licensing partnerships KURA REVOLVING SUSHI BAR 11

GROWTH AND NEAR-TERM Strategy RECENT Licensing partnerships KURA REVOLVING SUSHI BAR 12

Section 3: financial Section 1 Overview Section 2 Growth and Near-term Strategy Section 3 Financial Appendix A Definitions Appendix B Reconciliations KURA REVOLVING SUSHI BAR 13

Financial Condensed statements of operations (in thousands, except per share amounts; unaudited) Three Months Ended November 30, 2022 2021 Sales $39,318 $29,832 Restaurant operating costs: Food and beverage costs 12,430,8,957 Labor and related costs 12,535 9,710 Occupancy and related expenses 2,885 2,200 Depreciation and amortization expenses 1,576 1,171 Other costs 5,321 3,610 Total restaurant operating costs 34,747 25,648 General and administrative expenses 6,642 5,360 Depreciation and amortization expenses 85 88 Total operating expenses 41,474 31,096 operating loss (2,156) (1,264) other expense (income): interest expense 16 25 interest income (94) (20) loss before income taxes (2,078) (1,263) Income tax expense 10 12 Net loss $(2,088) $(1,275) Net loss per Class A and Class B shares Basic $(0.21) $(0.13) Diluted $ (0.21) $ (0.13) Weighted average Class A and Class B shares outstanding Basic 9,789 9,717 Diluted 9,789 9,710 KURA REVOLVIMG SUSHI BAR 14

Financial Selected Balance Sheet Data and Selected Operating Data (in thousands, except restaurants and percentages; unaudited) November 30, 2022 August 31,2022 Selected Balance Sheet Data: Cash and cash equivalents $26,934 $35,782 Total assets $204,449 $201,356 Total liabilities $112,542 $108,062 Total stockholders’ equity $91,907 $93,294 Three Months Ended November 30, 2022 2021 Selected Operating Data: Restaurants at the end of period 42 33 Comparable restaurant sales performance 6.9% 154.3% EBITDA $(495) $(5) Adjusted EBITDA $637 $792 Adjusted EBITDA margin 1.6% 2.7% Operating loss $(2,156) $(1,264) Operating loss margin (5.5)% (4.2)% Restaurant-level operating profit $7,160 $5,817 Restaurant-level operating profit margin 18.2% 19.5% 15 KURA REVOLVING SUSHI BAR 15

Appendix A: definitions Section 1 Company Overview Section 2 Growth and Near-term Strategy Section 3 Summary Appendix A Definitions Appendix B Reconciliations KURA REVOLVING SUSHI BAR 16

Appendix a Average Unit Volumes (“AUVs”) consist of the average annual sales of all restaurants that have been open for 18 months or longer at the end of the fiscal year presented. AUVs are calculated by dividing (x) annual sales for the fiscal year presented for all such restaurants by (y) the total number of restaurants in that base. The Company makes fractional adjustments to sales for restaurants that were not open for the entire fiscal year presented (e.g., a restaurant is closed for renovation) to annualize sales for such period of time. The Company did not make any adjustments for the temporary restaurant closures due to COVID-19. Adjusted Net Income (Loss), a non-GAAP measure, is defined as net income (loss) before certain items, such as employee retention credits, litigation accrual and certain executive transition costs, that the Company believes are not indicative of its core operating results. Adjusted net income (loss) per diluted share represents adjusted net income (loss) divided by the number of diluted shares. EBITDA, a non-GAAP measure, is defined as net income (loss) before interest, income taxes and depreciation and amortization. Adjusted EBITDA, a non-GAAP measure, is defined as EBITDA plus stock-based compensation expense, non-cash lease expense and asset disposals, closure costs and restaurant impairments, as well as certain items, such as employee retention credits, litigation accrual and certain executive transition costs, that the Company believes are not indicative of its core operating results. Adjusted EBITDA margin is defined as adjusted EBITDA divided by sales. Restaurant-level Operating Profit (Loss), a non-GAAP measure, is defined as operating income (loss) plus depreciation and amortization expenses; stock-based compensation expense; employee retention credits; pre-opening costs and general and administrative expenses which are considered normal, recurring, cash operating expenses and are essential to supporting the development and operations of restaurants; non-cash lease expense; and asset disposals, closure costs and restaurant impairments; less corporate-level stock-based compensation expense and employee retention credits recognized within general and administrative expenses. Restaurant-level operating profit (loss) margin is defined as restaurant-level operating profit (loss) divided by sales. Comparable Restaurant Sales Performance refers to the change in year-over-year sales for the comparable restaurant base. The Company includes restaurants in the comparable restaurant base that have been in operation for at least 18 months prior to the start of the accounting period presented due to new restaurants experiencing a period of higher sales upon opening, including those temporarily closed for renovations during the year. For restaurants that were temporarily closed for renovations during the year, the Company makes fractional adjustments to sales such that sales are annualized in the associated period. Performance in comparable restaurant sales represents the percent change in sales from the same period in the prior year for the comparable restaurant base. The Company did not make any adjustments for the temporary restaurant closures due to COVID-19. Key financial definitions KURA REVOLVING SUSHI BAR 17

Appendix a To supplement the condensed financial statements presented in accordance with U.S. generally accepted accounting principles (“GAAP”), certain financial measures, such as adjusted net income (loss), EBITDA, adjusted EBITDA, adjusted EBITDA margin, restaurant-level operating profit (loss) and restaurant-level operating profit margin (“Non-GAAP measures”) are not recognized under GAAP. These Non-GAAP measures are intended as supplemental measures of our performance that are neither required by, nor presented in accordance with, GAAP. The Company is presenting these Non-GAAP measures because the Company believes that they provide useful information to management and investors regarding certain financial and business trends relating to our financial condition and operating results. However, these measures may not provide a complete understanding of the operating results of the Company as a whole and such measures should be reviewed in conjunction with our GAAP financial results. Additionally, the Company presents restaurant-level operating profit (loss) because it excludes the impact of general and administrative expenses which are not incurred at the restaurant-level. The Company also uses restaurant-level operating profit (loss) to measure operating performance and returns from opening new restaurants. The Company believes that the use of these Non-GAAP measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with those of comparable companies, which may present similar non-GAAP financial measures to investors. However, you should be aware that restaurant-level operating profit (loss) and restaurant-level operating profit margin are financial measures which are not indicative of overall results for the Company, and restaurant-level operating profit (loss) and restaurant-level operating profit margin do not accrue directly to the benefit of stockholders because of corporate-level expenses excluded from such measures. In addition, you should be aware when evaluating these Non-GAAP measures that in the future the Company may incur expenses similar to those excluded when calculating these measures. The Company’s presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of these Non-GAAP measures may not be comparable to other similarly titled measures computed by other companies, because all companies may not calculate these Non-GAAP measures in the same fashion. Because of these limitations, these Non-GAAP measures should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. The Company compensates for these limitations by relying primarily on our GAAP results and using these Non-GAAP measures on a supplemental basis. Non-gaap financial measures KURA REVOLVING SUSHI BAR 18

Appendix b: reconciliations Section 1 Company Overview Section 2 Growth and Near-term Strategy Section 3 Summary Appendix A Definitions Appendix B Reconciliations KURA REVOLVING SUSHI BAR 19

(in thousands; unaudited) Appendix B Reconciliation of Net Loss to EBITDA and Adjusted EBITDA (1) Stock-based compensation expense includes non-cash stock-based compensation, which is comprised of restaurant-level stock-based compensation included in other costs in the statements of operations and corporate-level stock-based compensation included in general and administrative expenses in the statements of operations. (2) Non-cash lease expense includes lease expense from the date of possession of our restaurants that did not require cash outlay in the respective periods. Three Months Ended November 30, 2022 2021 Net loss interest income, net income tax expense depreciation and amortization expenses EBITDA stock-based compensation expense (1) Non-cash lease expenses (2) Adjusted EBITDA $(2,088) (78) 10 1,661 (495) 650 482 $637 $(1,275) (1) 12 1,259 (5) 443 354 $792 Kura Revolving Sushi Bar 20

APPENDIX B

RECONCILIATION OF OPERATING LOSS TO RESTAURANT-LEVEL OPERATING PROFIT

(in thousands; unaudited)

	Three Months Ended November 30,	
	2022	2021
Operating loss	$ (2,156)	$ (1,264)
Depreciation and amortization expenses	1,661	1,259
Stock-based compensation expense[1]	650	443
Pre-opening costs[3]	437	73
Non-cash lease expense[2]	482	354
General and administrative expenses	6,642	5,360
Corporate-level stock-based compensation included in general and administrative expenses	(556)	(408)
Restaurant-level operating profit	$ 7,160	$ 5,817

(1) Stock-based compensation expense includes non-cash stock-based compensation, which is comprised of restaurant-level stock-based compensation included in other costs and corporate-level stock-based compensation included in general and administrative expenses in the statements of operations.

(2) Non-cash lease expense includes lease expense from the date of possession of restaurants that did not require cash outlay in the respective periods.

(3) Pre-opening costs consist of labor costs and travel expenses for new employees and trainers during the training period, recruitment fees, legal fees, cash-based lease expenses incurred between the date of possession and opening day of restaurants, and other related pre-opening costs.

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APPENDIX B

RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA

(in thousands; unaudited)

	Fiscal Years Ended August 31,	
	2022	2019
Net income (loss)	$ (764)	$ 1,456
Interest (income) expense, net	(64)	137
Taxes	74	68
Depreciation and amortization	5,613	2,165
EBITDA	4,859	3,826
Stock-based compensation expense[(a)]	2,409	590
Non-cash lease expense[(b)]	1,712	704
Executive transition costs[(c)]	175	—
Litigation accrual[(d)]	—	75
Adjusted EBITDA	$ 9,155	$ 5,195

(a) Stock-based compensation expense includes non-cash stock-based compensation, which is comprised of restaurant-level stock-based compensation included in other costs in the statements of operations and of corporate-level stock- based compensation included in general and administrative expenses in the statements of operations.

(b) Non-cash lease expense includes lease expense from the date of possession of our restaurants that did not require cash outlay in the respective periods.

(c) Executive transition costs include severance and search fees associated with the transition of our Chief Financial Officer.

(d) Litigation accrual includes an accrual related to a litigation claim.

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APPENDIX B

RECONCILIATION OF OPERATING INCOME (LOSS) TO RESTAURANT-LEVEL OPERATING PROFIT

(in thousands; unaudited)

	Fiscal Years Ended August 31,	
	2022	2019
Operating (loss) income	$ (754)	$ 1,661
Depreciation and amortization	5,613	2,165
Stock-based compensation expense[(a)]	2,409	590
Pre-opening costs[(b)]	784	587
Non-cash lease expense[(c)]	1,712	704
General and administrative expenses	22,289	7,748
Corporate-level stock-based compensation in general and administrative expenses	(2,112)	(510)
Restaurant-level operating profit	$ 29,941	$ 12,945

(a) Stock-based compensation expense includes non-cash stock-based compensation, which is comprised of restaurant-level stock-based compensation included in other costs in the statements of operations and of corporate-level stock-based compensation included in general and administrative expenses in the statements of operations.

(b) Pre-opening costs consist of labor costs and travel expenses for new employees and trainers during the training period, recruitment fees, legal fees, cash-based lease expenses incurred between the date of possession and opening day of our restaurants, and other related pre-opening costs.

(c) Non-cash lease expense includes lease expense from the date of possession of our restaurants that did not require cash outlay in the respective periods.

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